UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):    September 13, 2001
                                                           ---------------------


                             Ableauctions.com, Inc.
             (Exact name of registrant as specified in its charter)


       Florida                       000-28179               Not Available
-------------------------      -----------------------    ----------------------
 (State of incorporation)     (Commission file number)     (I.R.S. Employer
                                                           Identification No.)



                              1963 Lougheed Highway
                           Coquitlam, British Columbia
                                 Canada V3K 3T8

       -------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (604) 521 2253

                                 Not Applicable
      -------------------------------------------------------------------
                (Former name or address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


     On September 13, 2001, Ableauctions.com, Inc. (the "Registrant" or "Ableauctions") declared the recommended offer ("Offer") by Levy Gee on behalf of Ableauctions to acquire iCollector PLC, a public company limited by shares incorporated in England and Wales ("iCollector"), unconditional in all respects. The Offer was made in accordance with the United Kingdom City Code on Takeovers and Mergers.

     Description of the Offer

     On August 13, 2001, Ableauctions and iCollector announced that they had agreed on the terms of a recommended offer to be made by Levy Gee on behalf of Ableauctions to acquire the entire issued and to be issued share capital of iCollector (the "iCollector Shares") for consideration of 4,150,000 shares of Ableauctions common stock ("Ableauctions Shares"); deferred consideration notes payable in the principal amount of $3,000,000, payable on September 13, 2002 (the "Ableauctions Deferred Consideration Notes"); and earn out consideration notes payable in the principal amount of $5,000,000, payable on September 10, 2002 upon satisfaction of certain earn out conditions (the "Ableauctions Earn Out Consideration Notes").

         As of September 13, 2001, Ableauctions had received valid acceptances in respect of 147,978,920 iCollector Shares, representing approximately 97% of iCollector's issued share capital. None of these were received from persons deemed to be acting in concert with Ableauctions.

     The company issued a treasury order in connection with the initial closing on September 27, 2001. After giving effect to the initial issuance of the 4,150,000 Ableauctions Shares in connection with the Offer, the shareholders of iCollector ("iCollector Shareholders") will own approximately 19.9% of the issued and outstanding common stock of Ableauctions.

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Terms of Offer

Initial Consideration: The Offer was made for all iCollector Shares on the following basis:

 for every 36.76 iCollector Shares        1 Ableauctions  Share(1) and $0.72
                                          Ableauctions Deferred  Consideration
                                          Notes


(1) Based on 7,672,686 iCollector Shares in issue on 10 August 2001, and assuming the issue of the iCollector Open Offer and conversion in full of the Existing Convertible Loan and the Bridging Loan into 144,879,924 iCollector Shares. On this basis, the total initial consideration offered for all the iCollector Shares issued and to be issued is 4,150,000 Ableauctions Shares.


     Any iCollector Shareholder holding less than 37 iCollector Shares will receive one Ableauctions Share.

     Ableauctions will issue Ableauctions Deferred Consideration Notes to the shareholders of iCollector in the aggregate principal amount of $3,000,000 payable without interest on September 13, 2002. The Ableauctions Deferred Consideration Notes are convertible into Ableauctions Shares at the sole option of Ableauctions at $1.43 per share, subject to regulatory approval, approval by the Ableauctions shareholders and the approval of a listing application by the American Stock Exchange ("AMEX") related to such shares, if required. Ableauctions will obtain regulatory approval, shareholder approval and listing approval from AMEX prior to exercising its option to convert the Ableauctions Deferred Consideration Notes into Ableauctions Deferred Consideration Shares, if required.

     The Ableauctions Deferred Consideration Notes are non-transferable and not guaranteed.

     Earn-out Consideration Notes: In addition, Ableauctions will issue Ableauctions Earn Out Consideration Notes to the shareholders of iCollector in the aggregate principal amount of $5,000,000, payable, without interest, on 30 September 30, 2002 only if iCollector satisfies certain revenue and transaction milestones during the month of July 2002. The Ableauctions Earn Out Consideration Notes will be issued on the following basis:

 for every 36.76 iCollector Shares           $1.20 Ableauctions Earn Out
                                             Consideration Notes(1)

          (1) Based on 7,672,686 iCollector Shares in issue on 10 August 2001, and assuming the issue of the iCollector Open Offer and conversion in full of the Existing Convertible Loan and the Bridging Loan into 144,879,924 iCollector Shares.


     The Ableauctions Earn Out Consideration Notes will be convertible into Ableauctions Shares at the fair market value of such shares (as determined by the five day average closing price of the Ableauctions Shares as quoted on AMEX or such other primary exchange or public market for such shares), subject to a minimum of 2,000,000 shares and a maximum of 3,500,000 shares in aggregate. Ableauctions will obtain regulatory approval, shareholder approval and listing approval from AMEX prior to exercising its option to convert the Ableauctions Earn Out Consideration Notes into Ableauctions Shares, if required.

     The Ableauctions Earn Out Consideration Notes are payable only if the business operations of iCollector has conducted 125 Live Auctions during the month ending July 31, 2002 generating Live Auction Revenues of no less than (pound sterling)81,250 during the same month.

The Ableauctions Earn Out Consideration Notes are non-transferable and not guaranteed.



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

     Post Closing Transactions

     The iCollector Shares will be delisted from the OFEX by a notice of the removal of the iCollector Shares from OFEX and for the cancellation of trading in the iCollector Shares made by way of an announcement to Newstrack.

     Ableauctions will, as soon as practicable , post formal notices to iCollector Shareholders who have not yet validly accepted the Offer, to inform such holders that it will compulsorily acquire their iCollector Shares under the provisions of Sections 428 - 430F of the Companies Act. After completion of the compulsorily process, iCollector will be a wholly-owned subsidiary of Ableauctions.

     Business of iCollector

     The business of iCollector is to provide an indexed catalogue of art, antiques and collectibles for over 300 auction houses, dealers and galleries in the U.K., the United States and Europe and to facilitate transactions by broadcasting live auctions over the Internet with the provision of interactive live bidding in conjunction with eBay Live Auctions.

     In January 2001, iCollector formed an alliance with eBay International AG. This alliance was for the purpose of offering iCollector's network of auction house clients live auctions using eBay's Live Auctions technology facilitating Internet access to thousands of works of art, antiques and rare collectibles through eBay's Live Auctions - eBay's destination for fine works of art online. To date, iCollector has signed over 70 auction house clients in the U.K., the United States and Europe for live auctions using eBay's Live Auctions technology and has successfully hosted over 80 live auction events. eBay's Live Auctions technology allows bidders to bid online in real-time directly into the auction showroom and, to date, over 15,000 users (including repeat users) have signed up and been approved to participate in live auction events.

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

     Rule 802 Offering

     The Offer was made in the United States pursuant to an exemption from the U.S. tender offer rules provided by Rule 14d-1(c) under the Exchange Act and pursuant to an exemption from the registration requirements of the Securities Act provided by Rule 802 thereunder.

     The Ableauctions Shares, Ableauctions Deferred Consideration Notes and Ableauctions Earn Out Consideration Notes issued or to be issued in connection with the Offer are unregistered restricted securities within the meaning of Rule 144 under the Securities Act to the same extent and proportion that the securities tendered or exchanged by the holder in that transaction were restricted securities.

     The Offer was not made directly or indirectly in any jurisdiction where prohibited by applicable law.

     Ableauctions filed a Form CB in connection with the Offering on August 14, 2001, and amendments thereto on August 15, 2001 and September 8, 2001.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)  Financial Statements of the Business Acquired.

        It is impractical to provide the required financial statements for iCollector PLC at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

        (b)  Pro Forma Financial Information.

        It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

        (c)  Exhibits


        99.1      News Release dated September 13, 2001.





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




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                            Ableauctions.com, Inc.


September 25, 2001                                   /s/ Abdul Ladha
---------------------                      -------------------------------------
(Date)                                      Abdul Ladha, President and Director



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


                                                                   Exhibit 99.1


Not for release, publication or distribution in or into any jurisdiction outside the United Kingdom or the United States.

                                                              13 September 2001

                             Ableauctions.com, Inc.
                      Recommended Offer for iCollector PLC

Offer unconditional in all respects

Ableauctions.com, Inc. ("Ableauctions.com") is pleased to announce that all conditions of the Offer have now been satisfied and the Offer has therefore today been declared unconditional in all respects. The Offer will remain open for acceptance until further notice.

iCollector Shareholders who wish to accept the Offer but have not yet done so are strongly encouraged to return their completed Form(s) of Acceptance as soon as possible. In particular, they should take into consideration the fact that in the next few weeks the shares they hold in iCollector will no longer be listed for trading on OFEX and accordingly there will be no public market for these shares. In contrast, the shares to be issued by Ableauctions as consideration for the iCollector shares will be listed on the American Stock Exchange.

By 12.00 p.m. today, Ableauctions.com had received valid acceptances in respect of 147,978,920 iCollector Shares, representing approximately 97 per cent. of iCollector's issued share capital. None of these were received from persons deemed to be acting in concert with Ableauctions.com.

Settlement is expected to be effected on or before 27 September 2001 for iCollector Shareholders who have already validly accepted the Offer. Settlement for iCollector Shareholders who subsequently validly accept the Offer will be effected within fourteen days of receipt of their valid acceptance.

Prior to the announcement of the Offer:

     (a) Ableauctions.com had received irrevocable undertakings to accept the Offer in respect of 36,488,100 iCollector Shares, representing approximately 34.59 per cent. of the existing issued ordinary share capital of iCollector. Acceptances of the Offer have been received in respect of all such iCollector Shares and have been included in the total level of acceptances referred to above;

     (b) persons deemed to be acting in concert with Ableauctions.com for the purposes of the Offer did not own or control any iCollector Shares; and

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

     (c)  Ableauctions.com did not own or control any iCollector Shares.

Save as disclosed above, neither Ableauctions.com nor, so far as Ableauctions.com is aware, any party acting in concert with Ableauctions.com for the purposes of the City Code, owned or controlled any iCollector Shares or held any rights over iCollector Shares or had entered into any derivative referenced to iCollector Shares prior to the commencement of the Offer Period nor have they acquired or agreed to acquire any iCollector Shares since the commencement of the Offer Period.

Notice of the removal of the iCollector Shares from OFEX ("de-listing") and for the cancellation of trading in the iCollector Shares will be made by way of an announcement to Newstrack in the coming weeks.

As valid acceptances have been received in respect of more than 90 per cent. of the iCollector Shares to which the Offer relates, Ableauctions.com will, as soon as practicable, be posting formal notices to iCollector Shareholders who have not yet validly accepted the Offer, to inform such holders that it will compulsorily acquire their iCollector Shares under the provisions of Sections 428 - 430F of the Companies Act.

The definitions contained in the Offer Document dated 13 August 2001 apply for the purposes of this announcement.

Enquiries:

Ableauctions.com, Inc                               TEL: (001) 604 521 3369
Ron Miller

Levy Gee                                            TEL: (020) 7467 4000
(Financial Adviser to Ableauctions.com)
Shirin Gandhi

iCollector PLC                                      TEL: (020) 7313 2300
Peter Houghton
John Askew
Sara Covelli

Strand Partners Limited                             TEL: (020) 7409 3494
(Financial Adviser to iCollector PLC)
Simon Raggett
Andrew Ross

The Offer is not being made, directly or indirectly in or into any jurisdiction outside of the United Kingdom or the United States. Accordingly, copies of this announcement are not being, and must not be, mailed or otherwise distributed or sent in or into or from any jurisdiction outside of the United Kingdom and the United States.

Levy Gee, which is regulated by the institute of Chartered Accountants in England and Wales, is acting exclusively for Ableauctions.com in connection with the Offer and will not be responsible to anyone other than Ableauctions.com for providing the protections afforded to customers of Levy Gee, or for giving advice in relation to the Offer.

The Ableauctions Shares, the Notes, and upon conversion of the Notes, if any, the Ableauctions Deferred Consideration Shares and the Ableauctions Earn Out Consideration Shares, offered in connection with the Offer have not been and will not be registered under the U.S. Securities Act of 1933 or under the securities laws of any state or district of the United States. Neither the U.S. Securities and Exchange Commission nor any U.S. state securities commission has approved the Ableauctions Shares, the Notes, the Ableauctions Deferred
Consideration Shares or the Ableauctions Earn Out Consideration Shares, or determined if this document is accurate or complete. Any representation to the contrary is a criminal offence.

The Offer is being made in the United States pursuant to an exemption from the U.S. tender offer rules provided by Rule 14d-1(c) under the U.S. Exchange Act of 1934 and pursuant to an exemption from the registration requirements of the U.S. Securities Act of 1933 provided by Rule 802 thereunder. The relevant clearances have not been and will not be obtained from any securities authority in any jurisdiction outside the United Kingdom or the United States and no prospectus in relation to the Ableauctions Shares, the Notes, the Ableauctions Deferred Consideration Shares or the Ableauctions Earn Out Consideration Shares has been lodged with, or registered by, any securities commission or regulatory authority.

The Offer is not being made directly or indirectly in any jurisdiction where prohibited by applicable law and the Offer Document, the Form of Acceptance or any related document will not be distributed, forwarded or transmitted into or from any jurisdiction where prohibited by applicable law by any means whatsoever including, without limitation, mail, facsimile transmission, telex or telephone.

END




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